Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

This Sales Referral/Finder’s Fee Agreement (the “Agreement”) is made and entered into on August 1,

2012 (the “Effective Date”) by and between Eclipse Identity Recognition Corporation (the

“Company”), a Delaware Corporation with its principal offices at 15732 Los Gatos Blvd, PMB 525,

Los Gatos, CA 95032 and Management Recruiters of Boca Raton (the “Agent”), with its principal offices at 1489 W. Palmetto Park Rd. STE. #400, Boca Raton, Florida 33486 (Agent’s Address).

WHEREAS,  Company  is  in  the  business  that  develops  and  produces  intelligent  security  recognition systems, which are defined in Appendix A hereto (the “Product” or “Products”);

WHEREAS,  Referral  Agent  desires  to  become  a  limited  agent  of  Company  to  introduce,  refer  and forward  potential  partners,  government  agencies,  companies,  clients,  and  other  third  party  customers interested  in  purchasing  the  Company’s  Products  or  actively  participating  and  overseeing  specific approved projects from beginning to end as defined in Appendix C hereto (the “Customers”); and

WHEREAS, Company desires to authorize and appoint Referral Agent to introduce, refer, and forward to  Company  potential  partners,  government  agencies,  companies,  clients,  accounts,  and  third  party customers  or  upon  prior  Company  approval,  allow  Referral  Agent  to  actively  participate  and  oversee specific approved projects subject to the terms and conditions of this Agreement.

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises  made  herein,  the  parties  agree  as follows:

1.   Appointment and Authority of Agent

1.1

Company  appoints  Agent  as  an  authorized  agent  for  purposes  of  introducing,  referring,  and forwarding  to  Company  potential  sales  leads  regarding  potential  partners,  companies,  clients,  accounts or  customers,  who  have  expressed  an  interest  in  the  Products  and  results  in  a  sales;  or  actively participating  and  overseeing  specific  projects  approved  by  Company  from  beginning  to  end.  Such

Agent  is  limited  to  the  geographic  areas  where  Company  has  the  facilities  to  provide  the  Products.  A customer  is  defined  as  someone  who  is  a  client,  company,  department  or  division  within  a  company,

partner,  dealer,  representative,  government  agency,  or  any  third  party  interested  in  purchasing  the

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

Company’s  Products.  A sales  lead  will  contain  contact  information  (name,  address,  phone  number,  fax number,  authorized  representative  name,  email  address,  company  background,  project  of  interest,

purpose  of  establishing  business  relationship  etc.)  of  potential  partners,  clients,  accounts  or  customers who  have  expressed  to  the  Agent  an  interest  in  purchasing  Products  that  the  Company  provides  and such  information  shall  be  sent  to  the  Company  at  the  email  address  indicated  by  the  Company,  or  as the  Company  may  otherwise  direct.  Company  reserves  the  right  to  reject  or  deny  any  sales  leads introduced,  referred,  or  forwarded  to  Company.  Company  must  accept  and  approve  first  the  sales lead(s) prior to proceeding.

1.2    Agent  has  no  authority,  without  the  prior  written  consent  of  Company,  to  bind  Company  to  any contract,  representation,  understanding,  act  or  deed  concerning  Company,  the  Products,  or  any  other services or other products offered by Company that is outside the scope of this Agreement. Agent shall make no representations or warranties concerning the Products or Referral Agent’s agency relationship with  Company,  unless  such  warranty  or  representation  is  authorized  in  writing  by  Company.  In addition,  Agent  shall  not  make  any  representations  or  warranties  concerning  products,  prices,  terms  or delivery,  performance  of  the  Products,  terms  of  payment,  or  conditions  of  sales  except  to  the  extent such  representations  are  authorized  in  writing  by  Company.  Agent  must  only  use  approved  marketing materials provided by the Company

1.3

This  Agreement  is  not  exclusive,  and  Agent  acknowledges  that  Company  is  currently  working or  have  existing  relationships  with  other  agents,  sales  representatives,  and  dealers,  who  are  also introducing  customers  and  sales  leads  to  the  Company.  Pursuant  to  this  Agreement,  agreed  customer accounts  introduced  or  referred  to  by  Agent  and  approved  by  Company  shall  be  the  Agent’s  accounts as described in Appendix C if applicable, unless otherwise stated.

1.4

This  appointment  shall  not  establish  or,  be  interpreted  as  establishing  an  Agentship,  joint venture,  franchise,  or  other  agency  relationship beyond  those  functions  and  responsibilities  as  set  forth in this Agreement.

2.  Duties and Performance of Agent

2.1

Throughout  the  term  of  this  Agreement,  Agent  shall  use  reasonable  efforts  to  endorse  and promote  Company  and  its  Products,  as  well  as  to  refer,  introduce,  and  forward  potential  customers

(including,   but   not   limited   to,   business   acquaintances,   customers,   companies,   clients,   partners,

accounts,  and  associates)  to  Company.  Agent  shall  adhere  to  and  comply  with  any  prevailing  practices and procedures that relate to the referral of customers for the use of the Products.

2.2

Subject  to  and  in  addition  to  the  conditions  of  Section  5  herein,  Agent  shall  be  entitled  to finder’s fees hereunder only for those customers with whom Agent has had direct personal contact and

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

to whom Agent has directly endorsed and recommended the Products and whom Agent has introduced,

referred,  and  forwarded  customers  to  Company,  for  which  Company  has  accepted  and  approved  the customers.

2.3

Throughout  the  term  of  this  Agreement,  Agent  agrees  not  to   introduce,  refer  and/or  forward

potential  sales  leads,  partners,  government  agencies,  companies,  clients,  accounts,  or  other  third  party customers  to  any  person,  entity  or  third-party  other  than  Company  that  offers  products  and  services that are in competition with those offered by Company

2.4

Agent  shall  continually  serve  and  further  the  interests  of  Company  to  the  best  of  its  ability  and shall not engage in any practices and/or falsify information detrimental to the interests of Company. In

the   event   that   such   engagements   of   detrimental   practices   against   Company   becomes   known   to

Company,  Company  has  the  right  to  immediately  terminate  this  Agreement  for  cause  and  all  Finder’s

Fee payable to Agent and all Company’s obligations under this Agreement shall cease immediately.

3.

Expenses.  Agent  shall  bear  all  expenses  and  cost  incidental  to  performance  of  this  Agreement,

including,  without  limitation,  all  office,  employee,  travel,  communications,  transportation,  entertainment,

and  all  other  incidental  expenses  towards  the  performance  of  this  Agreement  unless  agreed  upon  in advance by Company that Company will pay Agent’s reasonable expenses identified.

4.   Referrals of Existing Customers of Company

4.1

In  the  event  that  a  sales  lead,  referral,  or  introduction  provided  or  forwarded  by  Agent  is  for  a customer  that  the  Company  is  already  supplying  with  products  and/or  services  or  is  in  the  process  of being  marketed  to  by  the  Company,  the  Company  shall  notify  Agent  and  provide  evidence  of  same

(i.e.  copies  of  invoices  rendered  to  such  customer)  within  fifteen  (15)  business  days  of  receiving  such sales  lead.  The  Agent  shall  not  be  entitled  to  any  Finder's  Fee  or  any  other  compensation  under  this situation.

4.2

If  the  sales  lead  is  for  products  other  than  those  that  the  customer  is  already  obtaining  from

Agent, the Finder's Fee shall not be applicable to such additional products and/or services.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

5.   Finder’s Fee and Payment

5.1

Company shall pay Agent a Finder’s Fee as described in Appendix B hereto, for each customer

Agent  introduces  or  refers  to  Company  for  which  Company  accepts  and  approves  referred  customer pursuant  to  the  terms  of  this  Agreement  (a  “Referred  Customer”)  that  results  in  a  total  sales/purchase order  and  payment  on  that  total  sales/purchase  order  received  by  Company.  Company  reserves  the right to reject or deny Referred Customer, and specifically reserves also the right to reject any order or any  part  thereof  for  any  reason. Finder’s  Fees  shall  be  variable  dependent  on  the  involvement of  the

Agent, which shall be decided and approved by the Company.

5.2

Finder’s  Fee  shall  be  based  on  current  dealer  cost  payment  received  by  Company  on  the  total

sales/purchase   order,   less   transportation   costs,   duties,   applicable   federal,   state,   and   local   taxes,

manufacturer's warranty charges, discounts, allowances, and other direct reductions to purchase prices.

Finder’s  Fee  shall  only  be  applicable  to  Company’s  software  products  only  that  are  ordered  by  the

Referred  Customer.  Finder’s  Fee  shall  not  be  applicable  to  orders  for  shipments  for  any  hardware items,  non-production  item,  such  as  non-recurring  engineering  (NRE)  items,  services  or  products,

non-revenue experimental samples, demos, evaluations, tools, equipment, development or non-revenue prototype  Products,  non-revenue  demonstration  systems,  special  testing,  paperwork,  etc.  Company reserves the right to change its price list at any time.

5.3

The  Finder’s  Fee  owed  to  Agent  hereunder  shall  be  payable  thirty  (30)  days  upon  actual,  full receipt of payment on Company Products from Referred Customer.

5.4

Company shall be obligated to pay a Finder’s Fee to Agent for a specific Referred Customer if,

and only if, the following conditions are satisfied:

5.4.1    The Referred Customer is a customer that Agent directly referred, contacted, introduced and  forwarded  such  Referred  Customer  to  Company  for  which  Company  accepts  and  approves  the

Referred Customer;

5.4.2    Referred   Customer   has   placed   a   sales/purchase   order   on   Company’s   products   to

Company for which Company has accepted such sales/purchase order;

5.4.3    The  Product  or  Products  ordered  by  Referred  Customer  have  been  installed,  activated,

and accepted by the Referred Customer; and

5.4.4    Referred  Customer  has  made  payment  on  the  Product  or  Products,  which  has  been received by Company.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

5.5

In  the  event  that  the  Referred  Customer  was  referred  to  Company  from  more  than  one authorized  Company  agent,  the  Company  will  pay  the  Finder’s  Fee  to  the  Agent  who  has  the  Referred

Customer  on  its  Approved  Agent  Custom/Project  list  as  defined  in  Appendix  C,  or  in  the  absence  of the  Referred  Customer  being  on  any  Exhibit  A  list,  to the  referral  agent  who  first  notified  Company  of the Referred Customer and was approved by Company.

5.6     Absent  the  advance  written  notice  from  Company  stating  otherwise,  Company  will  not  be obligated  to  pay  a  Finder’s  Fee  to  Agent  if  Agent  uses  mass  mailings  and  other  forms  of  mass solicitations to potential customers of the Products.

6.   Confidentiality and Customer Ownership

6.1

All   documents,   data   files,   information   and   other   materials   made   available   to   Agent   in

connection  with  this  Agreement,  including  without  limitation  all  information  regarding  Products,

services, Company customers (including those customers and potential customers referred to Company

by   Agent,   marketing   data,   business   plans,   financials,   and   technical   information   (collectively

“Confidential  Information”)  shall  be  deemed  to  have  been  furnished  to  Agent  in  confidence  and  shall remain  the  exclusive  property  of  Company  both  during  the  term  of  this  Agreement  and  after  this

Agreement  is  terminated  or  expired.  Agent  shall  treat  as  trade  secrets  and  keep  in  strict  confidence  all

Confidential  Information  it  acquires  from  Company  at  any  time  or  develops  for  or  on  behalf  of

Company,  and  Agent  will  not  at  any  time  during  the  terms  of  this  agreement  or  thereafter  use  such

Confidential  Information  for  its  own  benefit  or  disclose  or  permit  any  of  its  employees,  agents,  or representatives  to  disclose  such  Confidential  Information  to  any  person  or  entity  without  a  written consent from Company.

6.2      Company  shall  retain  full  ownership  of  all  Referred  Customers  that  Agent  refers  to  Company under this Agreement, including all information relating to such Referred Customers.

7.   Intellectual Property

7.1

Agent  agrees  that  Company  retains  ownership  rights  in  and  to  certain  intellectual  property,

including  without  limitation  any  Company  trademarks,  patents,  service  marks,  trade  dress,  advertising,

logos,  brandings,  corporate  name,  artworks,  designs,  any  other  marks  or  any  associated  goodwill,

whether  presently  existing  or  later  developed  (collectively  “Intellectual  Property”).  Agent  agrees  to sign any document as reasonably required to the effect of recording or protection of any such property.

7.2

Agent  shall  not  contest  or  challenge  the  validity  or  ownership  rights  and  interests  of  any  of  the

Company's  exclusive  ownership  of  its  intellectual  property.  Agent  shall  not  adopt,  use,  or  register,

whether  as  a  corporate  name,  trademark,  service  mark,  logos,  artwork,  designs,  or  other  indication  of

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

origin,  any  of  the  marks,  or  any  word  or  mark  confusingly  similar  to  the  marks  in  any  jurisdiction.

Agent  shall  not  remove  or  efface  any  trademark,   trade   name,   copyright   notice,   patent   marking,

confidentiality,  or  other  proprietary  rights  notice  or  marking  from  any  materials  provided  to  it  by  the

Company in connection with this Agreement and/or from its Products.

7.3

If  approved  in  writing  by  Company,  Agent  may  use  advertising  that  is  associated  with  any

Intellectual  Property.  Agent  may  use  such  advertising  materials  only  upon  the  terms  and  conditions stated by Company from time to time. Agent may not modify or delete any Intellectual Property it uses without the written consent of Company.

8.   Term and Termination

8.1

Term. The term of this Agreement will be for a period of one (1) year, commencing on the date

stated  above,  unless  sooner  terminated  under  this  Section.   This  Agreement  will  automatically  renew

for  successive  one  (1)  year  terms  unless  terminated  by  either  party  upon  no  less  than  thirty  (30)  days written  notice  prior  to  the  termination  of  the  initial  or  any  renewal  term.  Either  party  may  terminate this  Agreement  at  any  time  without  cause  upon  thirty  (30)  days'  prior  written  notice  to  the  other  party.

In  the  event  that  this  Agreement  is  terminated,  Agent  shall  be  entitled  to  receive  finder’s  fees  as  per this Agreement for an additional six (6) months after the date of such termination as per section 5.

8.2     Termination  for  Cause. Either party shall have the right to terminate this Agreement immediately in its entirety, for cause, forthwith at any time, by giving written notice to the other party in the event that the  other  party:  (i)  commits  a  non-curable  default  or  violation  of  this  Agreement;  (ii)  commits  a  curable default  or  violation  of  this  Agreement  which  is  not  remedied  within  thirty  (30)  days  after  written  notice thereof; or (iii) becomes insolvent, or has a petition filed against it as bankrupt or insolvent, or executes an assignment for the benefit of creditors, or has a receiver appointed for any reason, with termination in such cases being effective as of the date of the happening of the contingency referred to.

8.3     Upon  termination  of  this  Agreement,  Agent  shall  return  the  original  and  all  copies  of  the  any

Confidential  Information  or  software  belonging  to  the  Company  upon  ten  (10)  days  or  by  destroying

them  to  the  satisfaction  of  the  Company.   At  the  request  of  Company,  Agent  shall  certify  in  writing  to

Company  that  all  such  property  has  been  returned  or  destroyed  upon  ten  (10)  days  after  termination;

this obligation shall survive any termination of this Agreement.

8.4      Company shall be responsible for paying any Finder Fee’s owed to Agent under this Agreement only for those Referred Customers that are referred to Company and approved by Company before any effective termination date after written notice.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

8.5

The  provisions  of  Sections  6.1,  6.2,  7.1,  7.2,  7.3,  8.3,  9.1,  9.2,  9.3,  9.4,  9.5,  9.6,  and  9.7  shall survive expiration or termination of this Agreement.

9.   Miscellaneous

9.1      Warranty    Disclaimer    and    Limitation    of    Liability.    COMPANY    PRODUCTS    AND

DOCUMENTATIONS  ARE OFFERED "AS IS". COMPANY MAKES NO EXPRESS OR IMPLIED

REPRESENTATIONS    OR    WARRANTIES    WHETHER    BY    STATUTE,    COMMON    LAW,

CUSTOM,  USAGE  OR  OTHERWISE  WITH  RESPECT  TO  COMPANY  PRODUCTS  OR  ANY

OTHER    DOCUMENTATIONS.    ALL    OTHER    WARRANTIES,    WHETHER    EXPRESS    OR

IMPLIED,      ARE      HEREBY      DISCLAIMED,      INCLUDING,      WITHOUT      LIMITATION,

WARRANTIES  OF  TITLE,  NONFRINGEMENT  OF  ANY  THIRD  PARTY  RIGHTS,  IMPLIED

WARRANTIES   OF   MERCHANTABILITY   AND   FITNESS   FOR   A   PARTICULAR   PURPOSE.

COMPANY  DOES  NOT  WARRANT  THAT  ITS  PRODUCTS  WILL  BE  ERROR-FREE  OR  THAT

OPERATION  OF  THE  PRODUCTS  WILL  BE  UNINTERRUPTED,  AND  HEREBY  DISCLAIMS

ANY  AND  ALL  LIABILITY  ON  ACCOUNT  THEREOF.  COMPANY  MAKES  NO  WARRANTY

THAT ALL ERRORS, FAILURES OR DEFECTS WILL BE CORRECTED. NEITHER COMPANY,

ITS    DIRECTORS,    OFFICERS,    EMPLOYEES,    CONTRACTORS    NOR    ITS    AFFILIATES,

SUBSIDIARIES,  SUPPLIERS,  OR  PARENT  CORPORATIONS  SHALL  BE  LIABLE  TO  AGENT

OR  ANY  THIRD  PARTY  FOR  SPECIAL,  CONSEQUENTIAL,  INCIDENTAL,  INDIRECT,  TORT

OR   COVER   DAMAGES,   INCLUDING,   WITHOUT   LIMITATION,   DAMAGES   RESULTING

FROM  THE  USE   OR   INABILITY  TO  USE   THE   SERVICES,   DELAY   OF   DELIVERY   AND

IMPLEMENTATION,  OR  LOSS  OF  PROFITS,  DATA,  BUSINESS  OR  GOODWILL,  WHETHER

OR  NOT  SUCH  PARTY  HAS  BEEN  ADVISED  OR  IS  AWARE  OF  THE  POSSIBILITY  OF  SUCH

DAMAGES.  COMPANY’S  LIABILITY  FOR  ALL  CLAIMS  OF  ANY  KIND  ARISING  OUT  OF

OR RELATING TO THIS AGREEMENT SHALL BE LIMITED SOLELY TO MONEY DAMAGES

AND SHALL NOT EXCEED THE AMOUNT OF COMMISSIONS DUE AGENT.

Agent  shall  extend  no  warranties  or  guarantees  without  the  pre-approval  of  Company,  orally  or  in writing,  in  the  name  of  Company  or  which  would  bind  Company  with  respect  to  the  performance,

design, quality, merchantability, or fitness for a particular purpose of the Products.

9.2

Force Majeure. Either party shall not be liable for, and is excused from, any failure to perform or  delay  in  the  performance  of  its  obligations  under  this  Agreement  due  to  causes  beyond  its  control,

including  without  limitation,  interruptions  of  power  or  telecommunications  services,  failure  or  its suppliers  or  subcontractors,  acts  or  nature,  governmental  actions,  fire,  flood,  natural  disaster  or  labor dispute.  No  failure  of  either  party  to  pursue  any  remedy  resulting  from  a  breach  in  this  Agreement  by the other party shall be construed as a waiver of that breach, nor as a waiver of any subsequent or other breach unless such waiver is signed and in writing.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

9.3      Partial  Invalidity.  In  the  event  any  provision  of  this  Agreement  shall  be  invalid,  illegal  or enforceable  in  any  respect,  such  a  provision  shall  be  considered  separate  and  severable  from  the remaining  provisions  of  this  Agreement,  and  the  validity,  legality  or  enforceability  of  any  of  the remaining  provisions  of  this  Agreement  shall  not  be  affected  of  impaired  by  such  provision  in  any way.

9.4     Nonassignability/Nontransferrability.   This   Agreement   may   not   be   assigned,   delegated,   or

transferred  by  Agent  without  Company's  prior  written  consent.  Subject  to  the  preceding  sentence,  this

Agreement will inure to the benefit of the parties' successors and assigns.

9.5

Foreign  Corrupt  Practices  Act.  Agent  acknowledges  and  agrees  that  it  is  familiar  with  and understands  the  provisions  of  the  U.S.  Foreign  Corrupt  Practices  Act  (FCPA)  and  that  it  is  not  a government  Official.  In  conformance  with  the  FCPA,  Agent  shall  not  directly  or  indirectly  make  an offer,  payment,  promise  to  pay,  or  authorize  payment,  or  offer  a  gift,  promise  to  give,  or  authorize  the giving  of  anything  of  value  for  the  purpose  of  influencing  an  act  or  decision  of  an  official  of  any government  (including  a  decision  not  to  act)  or  inducing  such  a  person  to  use  his  influence  to  affect any  such  governmental  act  or  decision  in  order  to  assist  Company  in  obtaining,  retaining  or  directing any such business.

9.6   Export  Restrictions  and  Compliances.  The  Agent  acknowledges  that  any  commodities  and/or technical  data  or  any  Confidential  Information  of  the  Company  provided  under  this  Agreement  are  of

U.S.  origin  and  subject  to  the  Export  Administration  Regulations  (“EAR”)  administered  by  the  U.S.

Department  of  Commerce.  The  Agent  acknowledges  that  all  sales  of  Products  hereunder  are  routed transactions within the meaning of the EAR and any export or re-export thereof must be in compliance with  the  EAR,  these  laws  and  other  U.S.  laws  which  may  become  applicable.  The  Agent  agrees  that  it shall  not  export  or  reexport  directly  or  indirectly,  either  during  the  term  of  this  Agreement  or  after  its expiration,  any  commodities  and/or  technical  data  or  any  Confidential  Information  of  the  Company,

except  in  compliance  with,  and  with  all  licenses  and  approvals  required  under  applicable  export  laws and regulations, including without limitation, those of the U.S. Department of Commerce.

9.7     Applicable  Law/Jurisdiction.  This  Agreement  shall  be  construed and interpreted in accordance to the laws of the State of California, United States of America, without giving effect to its conflicts of law  principles.  Any  dispute,  controversy,  claim,  or  difference  arising  out  of,  or  in  connection  with,  or resulting  from  this  Agreement,  its  application  or  interpretation,  or  a  breach  thereof,  which  cannot  be settled  amicably  by  the  parties,  shall  be  resolved  definitively  and  exclusively  by  arbitration  under  the

Rules  of  Procedure  of  the  American  Arbitration  Association  (the  “Rules”)  then  prevailing  for  which arbitration shall determine location for arbitration.  Arbitration shall be by a single arbitrator chosen by the parties,  provided  that  if  the  parties  fail  to  agree  and  to  appoint  such  single  arbitrator  within  thirty  (30)

calendar  days  after  demand  for  arbitration,  then  the  arbitrator  shall  be  chosen  in  accordance  with  the

Rules.  It  is  agreed  that  all  documentary  submissions,  presentations,  and  proceedings  shall  be  in  the

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

English  language.   The  decision  of  the  arbitrator  shall  be  final  and  binding  on  the  parties,  and  judgment upon  any  award  rendered  may  be  entered  in  any  court  having  jurisdiction  thereof.  In  any  arbitration arising  out  of  or  related  to  this  Agreement,  the  arbitrator(s)  shall  award  to  the  prevailing  party,  if  any,

the  costs  and  attorneys’  fees  reasonably  incurred  by  the  prevailing  party  in  connection  with  the arbitration.  If  the  arbitrator(s)  determine  a  party  to  be  the  prevailing  party  under  circumstances  where the  prevailing  party  won  on  some  but  not  all  of  the  claims  and  counterclaims,  the  arbitrator(s)  may award  the  prevailing  party  an  appropriate  percentage  of  the  costs  and  attorneys’  fees  reasonably incurred by the prevailing party in connection with the arbitration.

9.8     Notices.     All  notices  must  be  either  sent  registered  or  certified  mail,  express  mail,  or  return receipt  requested  to  the  address  most  recently  provided  and  shall  remain  so  until  written  notice  of  a

change  of  address  is  provided  to  the  other  party  whose  address  has  changed.   Notices  will  be  effective

upon transmission.

9.9    Amendment. This Agreement may be amended by mutual consent. Any amendments to this

Agreement must be in writing and signed by both parties.

9.10   Entire  Agreement  and  Modifications.  This  Agreement  and  any  schedules,  exhibits,  appendices attached  hereto  constitute  the  entire  agreement  between  the  parties  to  this  Agreement  pertaining  to  the

subject   matter   hereof   and   supersede   all   prior   and   contemporaneous   agreements,   understandings,

negotiations  ad  discussions,  whether  oral  or  written,  and  all  other  communications  between  the  parties

relating   to   the   Agreement   and   to   the   subject   hereof.   There   are   no   warranties,   representations,

statements,  or  other  agreements  of  any  kind  made  by  either  party,  which  are  not  expressly  stated

herein, shall be binding on such party.

(This Section Left Intentionally Blank)

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

APPENDIX A

Company Products

Authorized Products

MatchPoint

SearchPoint

Resolver

FusionIR

____________________________

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

* Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

APPENDIX B

Finder’s Fees

          Agent  shall  be  paid  a  five  percent  (5%)  finder’s  fee  if  Agent  introduces,  refers,  or  forwards  a potential  Customer  to  the  Company,  which  results  in  a  purchase  of  Company  Products.  The

Finder's  Fee  payable  to  the  Agent  by  the  Company  shall  be  based  on  current  dealer  cost payment received by Company on the order, less transportation costs, duties, applicable federal,

state,  and  local  taxes,  manufacturer's  warranty  charges,  discounts,  allowances,  and  other  direct reductions  to  purchase  prices  on  sales  by  the  Company  to  the  sales  lead  referred  by  Agent  and only  upon  receiving  actual  payment  of  Company's  Products  from  Referred  Customer  referred

by  Agent.   Finder’s  fee  shall  only  be  applicable  to  Company  software  products  only  that  are ordered by the Referred Customer.  However,  the  Finder’s  Fee  shall not be applicable on orders for  shipment  on  hardware,  non-production  item  such  as  non-recurring  engineering  (NRE)

items,  services  or  products,  non-revenue  experimental  samples,  demos,  evaluations,  tools,

equipment,   development   or   non-revenue   prototype   products,   non-revenue   demonstration

systems, special testing, paperwork, etc.

    Agent  shall  be  paid  thirty  (30)  days  upon  actual,  full  receipt  of  payment  on  Company  Products from Customer.

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

Management Recruiters of Boca Raton

___________________________________________________________________________________________________

APPENDIX C

    If  Agent  requests  to  add  to  Agent’s  list  of  customer  accounts/projects  per  this  Agreement,  Agent must  notify  the  Company  by  advance  written  notice,  directed  towards  the  Company’s  assigned contact.  Such  request  needs  to  be  approved  by  the  Company  before  such  account(s)  or  project(s)

are  added  to  the  Agent’s  list  of  approved  customer  accounts/projects.  Company  reserves  the  right to  reject  any  customer  accounts  or  projects.  Upon  approval  by  Company,  such  account(s)  or project(s) shall be included to this Agreement as an addendum.

Company Approved Agent Customer/Project

1)   Project Title: RMS VA Hospital Project Only

2)   Project Description:   Involves a 20 camera system to be installed at the RMS VA Hospital in

Virginia.

3)   Project Cost:    TBD

4)   Validity Restrictions:    TBD

__________________________________________________________________________________

IF PROJECT/CUSTOMER APPROVED, COMPANY SHALL SIGN AND DATE BELOW.

(Signature):  _____________________________

(Name):  Robert Langlois

(Title): VP Business Development, EclipseIR

(Date)   8/1/2012

______________________________________________________________________________

Copyright © 2012 Eclipse Identity Recognition Corporation. All Rights Reserved.

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *